As Filed with the Securities and Exchange Commission on February 16, 1996



                                                       Registration No. 333-257




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                  ------------



                               EA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
                                  ------------
         New Jersey                                         21-0606484
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                              185 Monmouth Parkway
                     West Long Branch, New Jersey 07764-9989
                                 (908) 229-1100
                        (Address, including zip code, and
                        telephone number, including area
                         code, of registrant's principal
                               executive offices)

                            Richard P. Jaffe, Esquire
                              Mesirov Gelman Jaffe
                                Cramer & Jamieson
                         1735 Market Street, 38th Floor
                           Philadelphia, PA 19103-7598
                                 (215) 994-1046
                            (Name, address, including
                         zip code, and telephone number,
                          including area code, of agent
                                  for service)
                  ---------------------------------------------

         Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         Calculation of Registration Fee


================================================================================================================================
    Title of each class of                                 Proposed Maximum        Proposed maximum
       securities to be                                   offering price per      aggregate offering           Amount of
          registered                 Amount to be              unit (1)                price (1)           Registration Fee
                                      registered(2)
--------------------------------------------------------------------------------------------------------------------------------
Common Stock                           3,614,052                $4.875              $17,618,503.50             $6,076.00
--------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights        36,140.52                  __                      __                      __
================================================================================================================================



(1) Determined pursuant to Rule 457(c) under the Securities Act of 1933, as amended, solely for purposes of calculation of the registration fee. Based upon the last reported sale on the New York Stock Exchange on January 15, 1996.



(2) In accordance with Rule 416 under the Securities Act, this Registration Statement also covers such intermediate number of additional shares of Common Stock as may become issuable upon the conversion of Notes and debentures, to prevent dilution resulting from stock splits, stock dividends or similar transactions, or by reason of changes in the conversion price of such Notes and debentures in accordance with the terms thereof.

Item 16.  Exhibits

Exhibit No.

*2.1 Agreement and Plan of Reorganization by and among Electronic Associates, Inc., Tanon Manufacturing, Inc., EA Acquisition Corp. and Joseph R. Spalliero, dated December 12, 1994 was filed as Exhibit 2 to the Company's Current Report on Form 8-K (Date of Report: January 4,
                                1995) and is hereby incorporated herein by reference.

*2.2 Form of Investment Agreement dated January 16, 1995 by and between Electronic Associates, Inc. and BarOn Technologies Ltd., was filed as
                                Exhibit 10.1 to the Company's Current Report on Form 8-K (Date of Report: January 16, 1995), as amended, and is hereby incorporated herein by reference.

*2.3 Form of Stock Purchase Agreement, dated January 10, 1995, between the Company and various shareholders of BarOn Technologies Ltd., was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K (date of report: January 16,
                                1995), as amended, and is hereby incorporated herein by reference.

*2.4 Form of Shareholders Agreement, dated January 16, 1995, among the Company, BarOn Technologies Ltd. and the shareholders of BarOn Technologies Ltd., was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K (Date of Report:
                                January 16, 1995), as amended, and is hereby incorporated herein by reference.

*2.5 Form of Pre-Incorporation Agreement in connection with the IAI Joint Venture was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (Date of Report: August 3, 1995) and is hereby incorporated herein by reference.

*2.6 Form of Joint Venture Agreement in connection with IAI Joint Venture was filed as Exhibit 2.2 to the Company's Current Report on Form 8-K (Date of Report: August 3, 1995) and is hereby incorporated herein by reference.

 4.1 Specimen of Common Stock share Certificate was filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1, No. 33-81892 and is hereby incorporated by reference.

 4.2 Rights Agreement, dated as of February 10, 1988, between the Company and Manufacturers Hanover Trust Company, as Rights Agent, was filed as
                                Exhibit 1 to the Company's Form 8-A, dated
                                February 11, 1988, and is hereby incorporated by reference. (File No. 1-4680)

 4.3 Amendment, dated as of October 24, 1990, to the Rights Agreement, was filed as Exhibit 2 to the Company's Form 8, dated October 24, 1990, and is hereby incorporated by reference.


+5                              Opinion of Mesirov Gelman Jaffe Cramer &
                                Jamieson.



+23.1 Consent of Mesirov Gelman Jaffe Cramer & Jamieson is included in their opinion filed as
                                Exhibit 5 hereto.

23.2 Consent of Arthur Andersen LLP, Independent Public Accountants of EA Industries, Inc.


+23.3 Consent of KPMG Peat Marwick LLP, Independent Auditors of Tanon Manufacturing, Inc.

+23.4 Consent of Shilling & Kenyon Inc., Certified Public Accountants of Tanon Manufacturing, Inc.

+23.5 Consent of Luboshitz, Kasierer & Co., and Yosef Shimony, Independent Auditors of BarOn Technologies Ltd.

+23.6 Consent of Arthur Andersen LLP, Independent Public Accountants of Tanon Manufacturing, Inc.


-------


* The Company will furnish supplementally to the Commission, upon request, copies of any Appendices, Schedules and Exhibits to the named Agreement which are omitted from Exhibit Nos. 2.1 through 2.4.


+ Previously filed.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Long Branch, New Jersey on the 16th day of February, 1996.




                                          EA INDUSTRIES, INC.



                                          By: /s/ Joseph R. Spalliero
                                              -------------------------------
                                              Joseph R. Spalliero
                                              (President)





     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



Signature                                        Title                                       Date
---------                                        -----                                      -----


/s/ Irwin L. Gross                               Chairman of the Board                    February 16, 1996
--------------------------------                 (Principal Executive
Irwin L. Gross                                   Officer)



/s/ Joseph R. Spalliero                          President and Director                   February 16, 1996
--------------------------------
Joseph R. Spalliero




/s/ Stanley O. Jester                            Treasurer and Vice                       February 16, 1996
--------------------------------                 President, Finance
Stanley O. Jester                                Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


/s/ Bruce P. Murray                              Director                                 February 16, 1996
-------------------------------------
Bruce P. Murray



/s/ Jules M. Seshens                             Director                                 February 16, 1996
--------------------------------
Jules M. Seshens


                       [Signatures continued on next page]


                                      II-6







/s/ Seth Joseph Antine                           Director                                  February 16, 1996
--------------------------------
Seth Joseph Antine


/s/ David J. Reibstein                           Director                                  February 16, 1996
---------------------------------
David J. Reibstein


/s/ Mark S. Hauser                               Director                                  February 16, 1996
--------------------------------
Mark S. Hauser


/s/ William Spier                                Director                                  February 16, 1996
--------------------------------
William Spier



                                  EXHIBIT INDEX

Exhibit No.        Description                                                                                      Page No.
-----------        -----------                                                                                      -------
*2.1               Agreement and Plan of Reorganization by and Among Electronic Associates, Inc.,
                   Tanon Manufacturing, Inc., EA Acquisition Corp. and Joseph R. Spalliero, dated
                   December 12, 1994 was filed as Exhibit 2 to the Company's
                   Current Report on Form 8-K (Date of Report: January 4, 1995)
                   and is hereby incorporated herein by reference.


*2.2               Form of Investment Agreement dated January 16, 1995 by and between Electronic
                   Associates, Inc. and BarOn Technologies Ltd., was filed as
                   Exhibit 10.1 to the Company's Current Report on Form 8-K
                   (Date of Report: January 16, 1995), as amended, and is hereby incorporated herein by reference.


*2.3               Form of Stock Purchase Agreement, dated January 10, 1995, between the Company and various shareholders of BarOn Technologies Ltd., was
                   filed as Exhibit 10.2 to the Company's Current Report on Form
                   8-K (date of report: January 16, 1995), as amended, and is hereby incorporated herein by reference.


*2.4               Form of Shareholders Agreement, dated January 16, 1995, among the Company, BarOn
                   Technologies Ltd. and the shareholders of BarOn Technologies
                   Ltd., was filed as Exhibit 10.3 to the Company's Current
                   Report on Form 8-K (Date of Report: January 16, 1995), as
                   amended, and is hereby incorporated herein by reference.


*2.5               Form of Pre-Incorporation Agreement in connection with the IAI Joint Venture was filed as Exhibit 2.1 to the Company's Current Report on Form
                   8-K (Date of Report: August 3, 1995) and is hereby
                   incorporated herein by reference.


*2.6               Form of Joint Venture Agreement in connection with IAI Joint Venture was filed as Exhibit 2.2 to the Company's Current Report on Form 8-K
                   (Date of Report: August 3, 1995) and is hereby incorporated herein by reference.


 4.1               Specimen of Common Stock share Certificate was filed as Exhibit 4.1 to the Company's
                   Registration Statement on Form S-1, No. 33-81892 and is hereby incorporated by reference.



 4.2               Rights Agreement, dated as of February 10, 1988, between the Company and
                   Manufacturers Hanover Trust Company, as Rights Agent, was
                   filed as Exhibit 1 to the Company's Form 8-A, dated February
                   11, 1988, and is hereby incorporated by reference. (File No.
                   1-4680).


 4.3               Amendment, dated as of October 24, 1990, to the Rights Agreement, was filed as
                   Exhibit 2 to the Company's Form 8, dated October 24, 1990, and is hereby incorporated by reference.



+ 5                Opinion of Mesirov Gelman Jaffe Cramer & Jamieson.


+23.1              Consent of Mesirov Gelman Jaffe Cramer & Jamieson is included in their opinion filed as Exhibit 5 hereto.




Exhibit No.        Description                                                                                      Page No.
-----------        -----------                                                                                      --------
23.2               Consent of Arthur Andersen LLP, Independent Public Accountants of Electronic
                   Associates, Inc.


+23.3              Consent of KPMG Peat Marwick LLP, Independent Auditors of Tanon
                   Manufacturing, Inc.


+23.4              Consent of Shilling & Kenyon Inc., Certified Public Accountants of Tanon
                   Manufacturing, Inc.


+23.5              Consent of Luboshitz, Kasierer & Co., and Yosef Shimony, Independent Auditors of
                   BarOn Technologies Ltd.


+23.6              Consent of Arthur Andersen LLP, Independent Public Accountants of Tanon
                   Manufacturing, Inc.




-------


* The Company will furnish to the Commission, upon request, copies of any Appendices, Schedules and Exhibits to the named Agreement which are omitted from Exhibit Nos. 2.1 through 2.4.


+ Previously filed.